UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

June 8, 2022

GT Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other Jurisdiction of Incorporation)

1-40023	94-1620407
(Commission File Number)	(IRS Employer Identification No.)

8000 Marina Blvd., Suite 100

Brisbane, CA 94005

(Address of Principal Executive Offices and zip code)

(800) 304-9888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each Exchange on which registered
Common stock, $0.001 par value	GTBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed by the Registrant for the purpose of amending Item 5.07 Submission of Matters to a Vote of Security Holders of that certain Current Report on Form 8-K originally filed by the Registrant with the Commission on June 14, 2022 (the “Original Form 8-K”), to provide additional disclosure regarding the tabulation of votes at the annual meeting of the Registrant’s stockholders held on June 8, 2022 (the “Annual Meeting”), on the proposal to amend the Registrant’s restated certificate of incorporation to reduce the number of authorized shares of the Registrant’s common stock from 750,000,000 to 250,000,000 (“Proposal 4”).

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Registrant disclosed in the Original Form 8-K that the following summarized the vote results for Proposal 4:

4. Proposal to amend the Registrant’s restated certificate of incorporation to decrease the authorized number of shares of the Registrant’s common stock from 750,000,000 to 250,000,000.

For	Against	Abstain
19,568,632	215,253	141,506

The information reported by the Registrant in the Original Form 8-K was taken from the Final Report and Certification of the Inspector of Election for the Annual Meeting reporting the tabulation of proxies and votes by the Inspector of Election for Proposal 4 as follows:

Proxies were solicited on behalf of the Board of Directors of the Company and a vote was taken for the approval, of an amendment to the restated certificate of incorporation to decrease the authorized number of shares of the common stock from 750,000,000 to 250,000,000. The proxies and votes were delivered to and tabulated by me as Inspector of Election, and the results of the tabulation were as follows:

Votes For	Votes Against	Votes Abstained
19,568,632	215,253	141,506

While the definitive proxy statement for the Annual Meeting, filed with the Commission on April 29, 2022, indicated that Proposal 4 was a non-routine matter for which broker discretionary voting was not allowed, Proposal 4 was, in fact, a routine matter for which broker discretionary voting was allowed under applicable regulations. As a result, the Final Report and Certification of the Inspector of Election for the Annual Meeting included discretionary votes by brokers or other nominees holding shares for Beneficial Owners in the tabulation of proxies and votes on Proposal 4, resulting in the foregoing tabulation.

In light of the determination that Proposal 4 was, in fact, a routine matter for which broker discretionary voting was permitted, and the subsequent filing of a certificate of amendment to the Registrant’s restated certificate of incorporation to reduce the number of authorized shares of the Registrant’s common stock from 750,000,000 to 250,000,000, the Registrant intends to hold a special meeting of its stockholders to ratify the inclusion of discretionary votes by brokers or other nominees holding shares for beneficial owners in the tabulation of votes on Proposal 4.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT BIOPHARMA, INC.

Date:	August 17, 2022	By:	/s/ Manu Ohri
Manu Ohri
Chief Financial Officer and Secretary

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